The First Western Funds Trust

First Western Fixed Income Fund

Ticker Symbol: FWFIX

Prospectus

September 12, 2012

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	2
Investment Objective	2
Fees and Expenses of the Fund	2
Principal Investment Strategies	3
Principal Risks	3
Performance Summary	5
Management of the Fund	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS ……..	7
HOW TO BUY SHARES	10
HOW TO REDEEM SHARES	13
DETERMINATION OF NET ASSET VALUE	14
DISTRIBUTIONS	15
TAXES	15
MANAGEMENT OF THE FUND	15
PRIVACY NOTICE	17
FOR MORE INFORMATION	Back Cover

FUND SUMMARY

Investment Objective

The investment objective of the First Western Fixed Income Fund (the “Fund”) is total return.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Contingent Deferred Sales Charge (Load)	NONE
Redemption Fee	NONE
Wire Redemption Fee	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.48%	(1)
Total Annual Fund Operating Expenses	0.98%
Less: Management Fee Reductions and/or Expense Reimbursements	0.38%	(2)
Total Annual Fund Operating Expenses After Management Fee Reductions and/or Expense Reimbursements	0.60%

(1) Other Expenses are based on estimated amounts for the current fiscal year.

(2) The Adviser has contractually agreed, until January 1, 2016, to reduce Management Fees and to absorb Other Expenses to the extent necessary to limit Total Annual Fund Operating  Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 0.60% of the Fund’s average daily net assets.  Management fee reductions and Other Expenses absorbed by the Adviser are subject to repayment by the Fund for a period of 3 years following the fiscal year in which such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to exceed the foregoing expense limitation.  This arrangement may be terminated by either party upon 60 days’ prior written notice, provided, however, that the Adviser may not terminate this arrangement without the approval of the Board of Trustees and this arrangement will terminate automatically if the Adviser ceases to serve as investment adviser to the Fund.

2

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level until January 1, 2016.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 61	$ 192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund seeks to achieve its objective of total return by investing primarily in a diversified portfolio of investment grade fixed-income securities that the Adviser believes offer the potential for capital appreciation and current income.  Total return for the Fund will consist of income, dividends and capital appreciation.  The Fund’s investments may include various types of fixed income securities, including those issued by the U.S. Government and its agencies, domestic and foreign corporate bonds, convertible securities, mortgage-backed and other asset-backed securities and collateralized mortgage obligations. Normally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in investment grade fixed-income securities, but the Fund may invest up to 20% of its net assets in non-investment grade fixed-income securities (hereafter referred to as “junk bonds” or “high-yield bonds”).  Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that the Adviser considers to be of comparable quality.

The Adviser attempts to maximize the Fund’s total return by actively managing the Fund’s average maturity, sector weightings, and specific security holdings.  In constructing the portfolio, the Adviser applies a disciplined maturity adjustment strategy that attempts to identify long-term interest rate trend patterns.  If the Adviser perceives a change in interest rates represents a long-term interest rate trend rather than a short-term swing, the Adviser will adjust the Fund’s average maturity.  The Fund’s average maturity will depend on the Adviser’s assessment of both the relative yields available on securities with differing maturities and future changes in interest rates.  While the Adviser may take advantage of the entire range of fixed income maturities, the Fund’s minimum and maximum dollar-weighted average maturity, which is the average of all the current maturities of the bonds held in the Fund, will generally range from 90 days up to 10 years. The Fund’s dollar-weighted average maturity will be actively monitored and adjusted based on the Adviser’s view of interest rate trends. The Adviser may sell a security based upon its assessment of interest rate trends or when more attractive opportunities become available.

Principal Risks

As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund is subject to market risk, which is the risk that the Fund’s share price will fluctuate as market prices fluctuate.  The Fund is also subject to management risk, which is the risk that the Adviser’s analysis of economic conditions and expectations

3

regarding interest rate changes may fail to produce the intended results.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not be appropriate for use as a complete investment program.

Fixed-Income Securities Risks

•
Interest Rate Risk.  The value of the Fund’s shares generally is expected to increase during periods of falling interest rates and to decrease during periods of rising interest rates.  The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings.  During periods of extremely low interest rates, the Fund may not be able to maintain a positive yield.

•
Maturity Risk.  Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities.  Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

•
Credit Risk.  Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due.  Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer.  High-yield bonds  are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.  These securities issuers may not be as financially strong as those of issuers of higher rated securities.  Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.  When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income from its investment.

A rating by a credit agency represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer.  Ratings from a credit agency present an inherent conflict of interest because the agency is paid by the entities whose securities they rate.  Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and a rating may not reflect the fine shadings of risks within a given quality grade.

•
Liquidity Risk.  Liquidity risk is the risk that a security cannot be sold at an advantageous time or price.  If a fixed income security is downgraded or drops in price, the market demand may be limited, making that security difficult to sell.  Additionally, the market for certain fixed income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer.

Risks Associated with Various Types of Fixed-Income Securities:

•
U.S. Government Securities. Some U.S. Government securities, such as U.S. Government agency bonds, are neither insured nor guaranteed by the U.S. Government, meaning they are only supported by the right of the issuer to borrow from the U.S.  Government or by the credit of the agency issuing the obligation.  If the Fund invests in a U.S. Government security that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support and the Fund’s performance could be adversely impacted if there is a deterioration in the financial condition of the issuer.

•
Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are subject to greater prepayment risk, especially when interest rates decline.  Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value.  This could reduce the effective maturity of a mortgage backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate.  Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of

4

prepayments.  Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values.  The Fund’s investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise.

Asset-Backed Securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements or the market’s assessment of the quality of the underlying security.

•
Foreign Investment Risk.  The value of foreign investments may be affected by the imposition of new government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls, increased taxation and confiscation of investor assets.  Foreign securities markets may have limited regulatory oversight and greater price volatility, higher trading costs, difficulties in settlement, limits on foreign ownership and less stringent accounting and disclosure requirements.  Changes in the exchange rate between the U.S. dollar and a foreign currency may reduce the value of an investment in a security denominated in that foreign currency.

•
Convertible Securities Risk.  Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or their equivalent value. In general, a convertible security performs more like a stock when the price of the underlying stock is high (because it is assumed that it will be converted into the stock) and more like a bond when the price of the underlying stock is low (because it is assumed that it will mature without being converted).  Therefore a convertible security is subject to risks associated with both fixed-income and equity securities.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the equity securities markets and convertible securities will fluctuate in value and may experience periods of turbulence and instability.

Performance Summary

The Fund is newly organized and therefore does not have a performance history for a full calendar year to report.  After the Fund has returns for a full calendar year, this Prospectus will provide performance information which will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.fwcapmgmt.com or by calling 1-(800) 292-6775.

Management of the Fund

Investment Adviser

First Western Capital Management Company

Portfolio Manager

Barry P. Julien is responsible for the day-to-day management of the portfolio of the Fund and has been managing the Fund since its inception.

5

Purchase and Sale of Fund Shares

Minimum Initial Investment

$1,000

Minimum Subsequent Investment

$100

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the Fund is total return.  Total return for the Fund will consist of income, dividends and capital appreciation.

The investment objective of the Fund may be changed without shareholder approval. If a decision is made to change the Fund’s investment objective, shareholders will be provided with at least 60 days' advance notice of the change.

Investment Strategies

The Fund seeks to achieve its objective of total return by investing primarily in a diversified portfolio of investment grade fixed-income securities that the Adviser believes offer the potential for capital appreciation and current income.  Using bottom-up research and macroeconomic analysis, the Adviser seeks to construct a portfolio that can provide a return greater than inflation over a complete market cycle.  The Adviser expects a complete market cycle will last 3 to 7 years.  The Adviser will attempt to maximize the total return of the Fund by actively managing the Fund’s average maturity, sector weightings, and specific security holdings.  In constructing the portfolio, the Adviser applies a disciplined maturity adjustment strategy that attempts to identify long-term interest rate trend patterns.  If the Adviser perceives a change in interest rates represents a long-term interest rate trend rather than a short-term swing, the Adviser will adjust the Fund’s average maturity.  In its efforts to predict interest rate trends, the Adviser monitors the following cyclical factors:

•	Domestic and worldwide inflation

•	Corporate profits

•	Budget and trade deficits

•	Gross Domestic Product and Global Outlook.

•	Changes in political, social and regulatory environments.

The Fund’s average maturity will depend on the Adviser’s assessment of both the relative yields available on securities with differing maturities and future changes in interest rates.  While the Adviser may take advantage of the entire range of fixed income maturities, the Fund’s minimum and maximum dollar-weighted average maturity, which is the average of all the current maturities of the bonds held in the Fund, will generally range from 90 days up to 10 years. The Fund’s dollar-weighted average maturity will be actively monitored and adjusted based on the Adviser’s view of interest rate trends. The Adviser may sell a security based upon its assessment of interest rate trends or when more attractive opportunities become available.

The Fund’s investments may include various types of fixed income securities, including those issued by the U.S. Government and its agencies, domestic and foreign corporate bonds, convertible securities, mortgage-backed and other asset-backed securities and collateralized mortgage obligations. Normally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in investment grade fixed-income securities, but the Fund may invest up to 20% of its net assets in high-yield bonds.  These investment percentages are measured at the time of purchase.  Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that the Adviser considers to be of comparable quality.  If a fixed-income security held by the Fund receives a split rating from two nationally recognized rating agencies, the Adviser will determine which rating is appropriate.

7

Temporary Defensive Position. From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund will indirectly incur the operating expenses of such fund. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its strategies.

Related Risks

As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund is subject to market risk, which is the risk that the Fund’s share price will fluctuate as market prices fluctuate.  The Fund is also subject to management risk, which is the risk that the Adviser’s analysis of economic conditions and expectations regarding interest rate changes may fail to produce the intended results.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not be appropriate for use as a complete investment program.

Fixed-Income Securities Risks

•
Interest Rate Risk.  The value of the Fund’s shares generally is expected to increase during periods of falling interest rates and to decrease during periods of rising interest rates.  The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings.  During periods of extremely low interest rates, the Fund may not be able to maintain a positive yield.

•
Maturity Risk.  Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities.  Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

•
Credit Risk.  Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due.  Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer.  High-yield bonds are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.  These securities issuers may not be as financially strong as those of issuers of higher rated securities.  Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.  When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income from its investment.

A rating by a credit agency represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer.  Ratings from a credit agency present an inherent conflict of interest because the agency is paid by the entities whose securities they rate.  Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and a rating may not reflect the fine shadings of risks within a given quality grade.

•
Liquidity Risk.  Liquidity risk is the risk that a security cannot be sold at an advantageous time or price.  If a fixed income security is downgraded or drops in price, the market demand may be limited, making that security difficult to sell.  Additionally, the market for certain fixed income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer.

8

Risks Associated with Various Types of Fixed-Income Securities:

•
U.S. Government Securities. Some U.S. Government securities, such as U.S. Government agency bonds, are neither insured nor guaranteed by the U.S. Government, meaning they are only supported by the right of the issuer to borrow from the U.S.  Government or by the credit of the agency issuing the obligation.  If the Fund invests in a U.S. Government security that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support and the Fund’s performance could be adversely impacted if there is a deterioration in the financial condition of the issuer.

•
Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are subject to greater prepayment risk, especially when interest rates decline.  Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value.  This could reduce the effective maturity of a mortgage backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate.  Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments.  Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values.  The Fund’s investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise.

Asset-Backed Securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements or the market’s assessment of the quality of the underlying security.

•
Foreign Investment Risk.  The value of foreign investments may be affected by the imposition of new government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls, increased taxation and confiscation of investor assets.  Foreign securities markets may have limited regulatory oversight and greater price volatility, higher trading costs, difficulties in settlement, limits on foreign ownership and less stringent accounting and disclosure requirements.  Changes in the exchange rate between the U.S. dollar and a foreign currency may reduce the value of an investment in a security denominated in that foreign currency.

•
Convertible Securities Risk.  Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or their equivalent value. In general, a convertible security performs more like a stock when the price of the underlying stock is high (because it is assumed that it will be converted into the stock) and more like a bond when the price of the underlying stock is low (because it is assumed that it will mature without being converted).  Therefore a convertible security is subject to risks associated with both fixed-income and equity securities.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the equity securities markets and convertible securities will fluctuate in value and may experience periods of turbulence and instability.

9

HOW TO BUY SHARES

Initial Purchase

The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $100. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. Account minimums may be waived for clients of the Adviser.

By Mail — To be in proper form, your initial purchase request must include:

•	a completed and signed account application form (which accompanies this Prospectus)

•	a check made payable to the Fund

Mail the account application and check to:

U.S. Mail: First Western Fixed Income Fund c/o Ultimus Fund Solutions, LLC P. O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight: First Western Fixed Income_ Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, cashiers checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

By sending your check to Ultimus Fund Solutions, LLC, the Fund’s transfer agent (hereafter referred to as “Transfer Agent”), please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to your total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post your transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Bank Wire — You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Transfer Agent at (800) 292-6775 to set up your account and obtain an account number. You must fax (513-587-3438) or mail the completed and signed account application to the Transfer Agent before the money is wired.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. You must mail a signed account application, on the same day the wire payment is made, to the Transfer Agent at the above address. Wire purchases are effected only after the purchase order is received in proper form and the Fund receives the wired money. Wire orders will be accepted only on a day on which the Fund, custodian and Transfer Agent are open for business. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. Presently the Fund does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund in minimum amounts of $100 by mail or bank wire. Each additional mail purchase request must contain:

•	your name

•	the name of your account(s)

•	your account number(s)

•	the name of the Fund

•	a check made payable to the Fund

10

Send your purchase request to the address listed under the “Initial Purchase” section of this Prospectus. A bank wire should be sent as outlined above. Before making additional investments by bank wire, please call the Fund at (800) 292-6775 to alert the Fund that your wire is to be sent.

Automatic Investment Plan

You may make automatic monthly or quarterly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the plan and investments are made on or about the 1st and/or the 15th day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Purchases In Kind

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

Tax Sheltered Retirement Plans

Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans; tax deferred investment plans for employees of public school systems and certain types of charitable organizations; and other qualified retirement plans. Contact the Transfer Agent for more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA; unless you arrange other means of payment, shares of your account will be redeemed to cover these fees. Call the Transfer Agent about the IRA custodial fees.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity

11

within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares

The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Fund discourages frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to determine whether it complies with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund. In addition, the Fund also intends to reject any purchase request that it believes to be market timing or potentially disruptive in nature. The Fund may also modify any terms or conditions with respect to the purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Fund’s policies and procedures to discourage market timing will apply uniformly in all cases.

When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to market timing. Instead, the Fund uses a subjective approach, which in itself could lead to inconsistent application of the Fund’s market timing policies and may permit certain shareholders to engage in market timing.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund’s investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund’s ability to maximize investment return; and potentially diluting the value of the Fund’s shares. These risks can have an adverse effect on the Fund’s performance.

The Fund relies on intermediaries to help enforce its market timing policies. Intermediaries are required to assist Fund management, up to and including prohibiting future trading in the Fund, in situations where a client of the intermediary has been identified as violating the Fund’s market timing policy. The Fund reserves the right to reject any order placed from an omnibus account.

Although the Fund has taken the above described steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases of Fund shares.

12

HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. Presently there is a $15 fee for wire redemptions. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

By Mail — You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

First Western Fixed Income Fund
c/o Ultimus Fund Solutions, LLC
P. O. Box 46707
Cincinnati, Ohio 45246-0707

Your request for a redemption must include:

•	the Fund name and account number

•	account name(s) and address

•	the dollar amount or number of shares you wish to redeem

•	the signature of the registered shareholder(s) in the exact name(s) and any special capacity in which they are registered

Requests to sell shares are processed at the NAV next calculated after the Transfer Agent receives your order in proper form. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Signature Guarantees — The Fund requires that signatures be guaranteed if the shares to be redeemed have a value of more than $50,000, or if you want the check made payable to any person other than the shareholder(s) of record or sent to an address other than the address of record, or if the mailing address has been changed within 15 days of the redemption request. Signature guarantees are for the protection of shareholders. The Fund will accept signature guarantees by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guarantee if it believes the transaction would otherwise be improper. Please call the Transfer Agent at (800) 292-6775 if you have questions. At the discretion of the Fund or the Transfer Agent, you may be required to furnish additional legal documents to ensure proper authorization.

By Telephone — You may redeem shares having a value of $50,000 or less by calling the Transfer Agent at (800) 292-6775. You must first complete the Telephone Privileges section of the account application to institute this option. Telephone redemptions may be requested only if the proceeds are to be issued to the shareholder of record and mailed to the address on record with the Fund. Upon request, proceeds of $5,000 or more may be transferred by wire to the account stated on the account application. Shareholders will be charged a fee of $15 for outgoing wires. Telephone privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Fund and the Transfer Agent are not liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if the Fund and the Transfer Agent do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the

13

Fund nor the Transfer Agent anticipate difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Additional Information — If you are not certain of the requirements for a redemption, please call the Transfer Agent at (800) 292-6775. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will normally be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange (“NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. In addition, all shares of the Fund are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s NAV per share. The NAV is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on each day the NYSE is open for business. The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund’s assets are generally valued at their market value. If market prices are not available, assets will be valued by the Adviser at their fair value, according to procedures approved by the Fund’s Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s value. These factors include, but are not limited to, the type and cost of the security; size of the holding; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; significant events occurring after the close of trading in the security but prior to the time as of which the Fund’s NAV is calculated; and changes in the overall market conditions. Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

Requests to purchase and sell shares are processed at the NAV next calculated after the Transfer Agent receives your order in proper form. See “How to Buy Shares” and “How to Redeem Shares” for instructions regarding the “proper form” for purchase and redemption orders, respectively.

14

DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income in the form of dividends to its shareholders on a quarterly basis.  Shareholders will receive net realized capital gains distributions, including short-term gains, if any, at least annually. These distributions are automatically reinvested in shares of the Fund unless you request cash distributions on your account application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of net investment income.

TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the Statement of Additional Information (“SAI”). Shareholders should rely on their own tax advisors for advice about the particular federal, state and local tax consequences of investing in the Fund.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its net investment income and capital gains currently distributed to its shareholders.

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Early in each calendar year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding (currently at the rate of 28%). Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder’s federal income tax liability.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUND

First Western Capital Management Company. (the “Adviser”), 1900 Avenue of the Stars, Suite 900 Los Angeles, CA  90067 serves as investment adviser to the Fund. In addition to serving as investment adviser to the Fund, the Adviser provides investment advisory services to institutions, high net worth individuals, individuals, charitable organizations, registered investment companies and pension and profit sharing plans.  The Adviser has approximately $1.3 billion in assets under management and is a wholly-owned subsidiary of First Western Financial, Inc., a privately held financial services company.

The Adviser is paid a fee equal to the annual rate of 0.50% of the Fund’s average daily net assets. The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Adviser has entered into a contractual agreement with the Fund under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 0.60% of the Fund average daily net assets.  Any such fee reductions by the Adviser or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund for a period of 3 years following the fiscal year in which such fees were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limit.  This contractual agreement is currently in effect until January 1, 2016.   A discussion regarding the basis for the Board of Trustees’ latest approval of the investment management agreement with the Adviser will be available in the Fund’s semi-annual report for the period ending February 28, 2013.

15

Portfolio Managers

The portfolio manager identified below is primarily responsible for the day-to-day management of the Fund since its inception.

Barry P. Julien, CFA. Mr. Julien is the Managing Director, Investment Grade Fixed Income of the Adviser and has been a member of the Adviser’s investment management team since June 2008. From September 1992 through June 2004 he worked as a fixed income portfolio manager at McKee Investment Management and became President and Chief Investment Officer of the firm. He served as partner of Stonebridge Capital Management Inc. and a member of its Investment Policy Committee from July 2004 through May 2008.  Mr. Julien earned his B.A. degree in Economics from the University of California at San Diego and his M.B.A. degree from the Haas School of Business at the University of California at Berkeley where he was the recipient of the Sutro & Company Finance Fellowship.  He holds the Chartered Financial Analyst designation and is a member of the Los Angeles Society of Financial Analysts.

The SAI contains additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.

16

Privacy Notice

FACTS	WHAT DO THE FIRST WESTERN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The First Western Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The First Western Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 292-6775

17

Who we are
Who is providing this notice?	The First Western Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do The First Western Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The First Western Funds collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tells us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ First Western Capital Management Company, the investment adviser to The First Western Fixed Income Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The First Western Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The First Western Funds do not jointly market.

18

INVESTMENT ADVISER

First Western Capital Management Company
1900 Avenue of the Stars
Suite 900
Los Angeles, California 90067

SHAREHOLDER SERVICES
(800) 292-6775

FOR MORE INFORMATION

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund’s investments will be available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

Call the Fund at (800) 292-6775 to request free copies of the SAI and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. Or visit www.fwcapmgmt.com to access your free copies of the Fund’s SAI and annual and semi-annual reports.

Only one copy of a prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a prospectus or an annual or semi-annual report at any time by calling or writing the Fund or by downloading them at www.fwcapmgmt.com. You may also request that Householding be eliminated from all your required mailings.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-22691

19

FIRST WESTERN FIXED INCOME FUND
Ticker symbol: FWFIX

STATEMENT OF ADDITIONAL INFORMATION
September 12, 2012

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus of the First Western Fixed Income Fund dated September 12, 2012.  A free copy of the Prospectus can be obtained by writing to The First Western Funds Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, by calling 1-(800) 292-6775, or by visiting the Fund’s website at www.fwcapmgmt.com.

DESCRIPTION OF THE TRUST AND THE FUND

The First Western Fixed Income Fund (the “Fund”) was organized as a diversified series of The First Western Funds Trust (the “Trust”) on September 12, 2012.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated April 2, 2012 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The investment adviser to the Fund is First Western Capital Management Company (the “Adviser”).

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

U.S. Government Securities — U.S. Government securities are obligations of, or guaranteed by, the U.S. Treasury, or by various agencies or instrumentalities of the U.S. Government. Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by Ginnie Mae, are supported by the full faith and credit of the U.S. Government, others, such as the Federal Home Loan Banks,  are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury, while others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality

In the case of U.S. Government securities not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment.  U.S. Government securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.   Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

In August 2011, Standard & Poor’s Ratings Group (“Standard & Poor’s”) lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises.

Zero Coupon Bonds and Treasury STRIPS —  U.S. Government securities   include “zero coupon” securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities.  STRIPS are zero coupon securities that represent U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons.  A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes.  Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value.  Investing in STRIPS may help to preserve capital during periods of declining interest rates.  In anticipation of an interest rate decline, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity.  Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.  Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities with similar maturity and credit qualities.

Mortgage-Related Securities — The Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related entities.  The value of some mortgage-related securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

Mortgage Pass-Through Securities — Mortgage “pass-through” securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase.  Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal.  Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.  Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.  To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by Ginnie Mae) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae or Freddie Mac. The principal governmental guarantor of mortgage-related securities is Ginnie Mae.  Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac.  Fannie Mae is a government–sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers.

Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders.  Freddie Mac issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from Freddie Mac's national portfolio.  Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.  Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

In 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”).  Under this conservatorship, the FHFA operates and manages the agencies and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets.

 Collateralized Mortgage Obligations — The Fund may invest in Collateralized Mortgage Obligations (“CMOs”).  CMOs are generally backed by mortgage pass-through securities or whole mortgage loans.  CMOs are usually structured into classes of varying maturities and principal payment priorities.  The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class.  CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually.  The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage.  Changes in interest rates may cause the rate of expected prepayments of those mortgages to change.  These prepayment risks can make the prices of CMOs very volatile when interest rates change.  That volatility will affect a fund’s share price.  Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral.  The Adviser will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Fund.

Asset-Backed Securities — In addition to CMOs, the Fund may invest in other asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans.  Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans.  Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution.  In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class.  Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders.  If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  The Funds may invest in other asset-backed securities, including those that may be developed in the future.

Corporate Debt Securities — The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security.  The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally.  There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

The Fund may invest in corporate debt securities of foreign issuers that are denominated in foreign currency.   Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in domestic securities.  These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital.  In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.  Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Variable and Floating Rate Securities — Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”).  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Lower Rated Debt Securities — The Fund may invest, at the time of purchase, up to 20% of its net assets in debt securities rated less than “investment grade” by a nationally recognized statistical rating agency (“NRSRO”) or determined to be of comparable creditworthiness by the Adviser.  Lower-rated securities (commonly called “junk” securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.  Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.  An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values.  Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund’s shares, and an increase in issuers’ defaults on such securities.  Securities rated in any category below Baa by Moody’s Investors Service, Inc (“Moody’s”) or BBB by Standard & Poor’s are generally considered to be “junk” securities.  The Fund will promptly sell “junk” securities as necessary in order to limit its aggregate investments in such securities to 20% of net assets, which may cause the Fund to suffer a loss.

Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) at the time of purchase by at least one NRSRO, or unrated securities that the Adviser considers to be of comparable quality.  If a fixed-income security held by the Fund receives a split rating from two NRSROs the Adviser will determine which rating is appropriate.

The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates).  Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition.  Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

See Appendix A to this Statement of Additional Information for a description of the quality ratings assigned by Moody’s and Standard & Poor’s.

Commercial Paper — Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.  Certain notes may have floating or variable rates.  Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due, and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  These factors are all considered in determining whether the commercial paper is rated Prime-1.  Commercial paper rated A-1 (highest quality) by Standard & Poor’s has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

Bank Debt Instruments — Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits maturing in more than seven days will be subject to the Fund’s policy with respect to illiquid investments.

These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $250,000.  The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

When-Issued Securities — The Fund may purchase securities on a forward commitment or when-issued basis.  When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place.  Delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase.  The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities.  In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction.  In connection with these investments, the Fund will direct its custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased.  When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account.  If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund’s commitments to purchase securities on a when-issued basis.  The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions.  To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions.  Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise).  Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation.  The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund’s payment obligation).  Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.  The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date.

Warrants and Rights — Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Borrowing and Pledging — The Fund may borrow from banks for the clearance of securities transactions and may pledge assets in connection with borrowings.  The Fund’s policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares.  Borrowing may cause greater fluctuation in the Fund’s net asset value until the borrowing is repaid.  Money borrowed by the Fund will be subject to interest and other costs.

Preferred Stock— Preferred stock has a preference in liquidation (and generally dividends) over common stock but is subordinated in liquidation to debt.  As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate.  Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events.  The market price of convertible preferred stocks generally reflects an element of conversion value.  Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer.  Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.  All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.  Preferred stocks in which the Fund invests will be rated investment grade by Standard & Poor’s and Moody’s or, if unrated, of comparable quality in the opinion of the Adviser.

Convertible Securities — The Fund may invest convertible securities, which may include bonds and preferred stocks.  A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock.  The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible debt security.  If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Repurchase Agreements — The Fund may invest in repurchase agreements fully collateralized by obligations issued or guaranteed by the U.S. Government.   A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the Fund’s holding period (usually not more than seven days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.

Short Sales — The Fund may sell a security short in anticipation of a decline in the market value of the security.  When the Fund engages in a short sale, it sells a security which it does not own.  To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a profit if the security declines in price between those dates.

In connection with its short sales, the Fund will be required to maintain a segregated account with its custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  The Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account.  However, the segregated account and deposits will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited.

The Fund may also sell a security short “against the box,” which means that the Fund sells short a security that it owns, or has the right to obtain without payment of further consideration.  The borrowing and segregated account provisions described above do not apply to short sales against the box.

Credit Default Swaps — The Fund may enter into credit default swap agreements.  The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund.  The protection “buyer” in a credit default swap agreement is generally obligated  to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.  As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event.  As the seller, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk.  The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.  A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.  The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).  The Fund’s risk of loss from credit and counterparty risk is mitigated in part by having a master netting agreement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund with a third party to cover the Fund’s exposure to the counterparty.  Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs.  In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.  In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).  Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund.  Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

For purposes of applying the Fund’s investment policies and restrictions swap agreements are generally valued by the Fund at market value.  In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Illiquid Securities — The Fund may invest in illiquid securities, which include certain restricted securities (privately placed securities).  The Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund’s net assets.  The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  Securities eligible to be resold pursuant to Rule 144A under the Securities Act of

1933 may be considered liquid by the Board of Trustees or its delegate.  Risks associated with illiquid securities include the   potential inability of the Fund to promptly sell a portfolio security after its decision to sell.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees, with the assistance of the Adviser.  If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable to protect liquidity.

Option and Futures Transactions -   The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in options, futures contracts and options on such futures contracts currently imposed by the provisions of the 1940 Act applicable to the issuance of senior securities.  Additionally, the Fund intends to comply with the requirements of the Commodity Exchange Act, as amended (the “CEA”).

The Fund may engage in option transactions involving individual stocks, bonds and indexes.  An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option.  The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security.  A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option.  Options are traded on organized exchanges and in the over-the-counter market.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or, to the extent it does not hold the security, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily).   When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit assets in escrow with the custodian.

The writing of options involves certain risks.  When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.  In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written.  Further, the total premium paid for any option purchased by the Fund may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  The Fund may sell options with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in the Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options.  There is no assurance a liquid secondary market will exist for any particular options at any particular time.  Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price.  In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions.  If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result, the Fund’s access to other assets held to cover its options positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options.  By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price.  In return for this right, the purchaser pays the current market price for the option (known as the option premium).  Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts.  The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option.  If the option is allowed to expire, the purchaser will lose the entire premium.  If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price.  A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially.  However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it.  The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.  When writing an option on a futures contract, a Fund will be required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Risks of Options.  The purchase and sale of options involve risks different from those involved with direct investments in securities and also require different skills from the portfolio manager in managing the Funds’ portfolios of investments.  While utilization of options and similar instruments may be advantageous to the Fund, if the portfolio manager is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments.

It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options used.  It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options markets.  In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its yield.  The Fund may purchase and write both over-the-counter and exchange traded options.

Futures Contracts.  The Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts.  Permissible investments in futures contracts are limited to futures on various securities, including those that track the performance of various indexes, which are eligible for purchase by the Fund.  The Fund will engage in futures and related options transactions for any purpose as permitted by regulations of the Commodity Futures Trading Commission.  The use of derivative instruments such as futures contracts requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling stocks. If the Adviser uses a futures contract at the wrong time or incorrectly identifies market conditions, or if the futures contract does not perform as expected, these strategies may significantly reduce the Fund’s return. Futures contracts may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. In addition, the cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.  When writing an option on a futures contract, a Fund will be required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. The value of the Fund’s futures contracts will be marked to market each day.

Investment Company Shares — The Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds.  The Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund.  Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA"), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund ("service fee"); or the investment advisor waives its management fee in an amount necessary to offset any sales charge or service fee.  The Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds.  Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company's total outstanding stock (the "3% Limitation"). To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal. Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  For example, Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Funds invest, in addition to the Funds’ direct fees and expenses.

Exchange Traded Funds (“ETFs”). An ETF is an investment company that holds a portfolio of common stock or bonds generally designed to track the performance of a securities index or sector of an index.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices or bond prices, or that the prices of stocks or bonds within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF.  In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the expenses of the Fund.  Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs.  ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the net asset value of the Funds; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock.  ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.  Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Funds may acquire.

Portfolio Turnover — The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities.  Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year.  High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders.  The Adviser anticipates that the Fund’s annual portfolio turnover rate will typically not exceed 100%.

Temporary Defensive Positions — From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund will indirectly pay the operating expenses of such fund. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

INVESTMENT LIMITATIONS

Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are “fundamental,” i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3.  Underwriting.  The Fund will not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

4.  Real Estate.  The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

5.  Commodities.  The Fund will not purchase or sell commodities or commodity contracts except as may be permitted by the Investment Company Act of 1940, as amended, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are “non-fundamental,” i.e., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

3.  Illiquid Investments.  The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

The Fund’s investment adviser is First Western Capital Management Company, 1900 Avenue of the Stars, Suite 900, Los Angeles, CA  90067 (the “Adviser”).  The Adviser is a wholly-owned subsidiary of First Western Financial, Inc., a privately held financial services company.

Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser manages the Fund’s investments subject to oversight by the Board of Trustees.  The Fund pays the Adviser a monthly fee computed at the annual rate of 0.50% of its average daily net assets.

The Adviser has entered into a contractual agreement with the Fund under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 0.60% of the Fund average daily net assets.  Any such fee reductions by the Adviser or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund for a period of 3 years following the fiscal year in which such fees were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limit.  This contractual agreement is currently in effect until January 1, 2016.

Unless sooner terminated, the Management Agreement shall continue in effect until August 16, 2014 and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose.  The Management Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser.  The Management Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act of 1940 (the “1940 Act”) and the rules thereunder.

The Management Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts.  If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders.  Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of such services will be lower than to those shareholders who do not.  The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Managers

Barry P. Julien serves as the Fund’s Portfolio Manager, and is collectively responsible for the day-to-day management of other accounts, as indicated in the following table.  None of these accounts has an advisory fee based on the performance of the account.

Other Accounts Managed (as of July 31, 2012)

Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Barry P. Julien	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 1 49	$0 $42.7 million $164 million	0 0 0	$0 $0 $0

Potential Conflicts of Interest

The investment strategies of the Fund and other accounts managed by the Portfolio Manager are similar.  The Adviser has adopted policies and procedures designed to address conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Adviser.  These policies are designed to ensure equitable treatment of all accounts.  In addition, procedures are in place to monitor personal trading by the Portfolio Manager to ensure that the interests of the Adviser’s clients come first.

Compensation

The Portfolio Manager is paid a base salary and is entitled to a discretionary bonus.  The bonus is based on the Fund’s performance, the profitability of the Adviser and the parent company of the Adviser.

Disclosure of Securities Ownership

The following table indicates the dollar value of shares of the Fund beneficially owned by the Portfolio Manager as of July 31, 2012.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
Barry P. Julien	None

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with its Trustees.  The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office.  The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations.  The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.
The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts.  There are currently three Trustees, two of which are not "interested persons" of the Trust within the meaning of that term under the 1940 Act.  The Independent Trustees receive compensation for their services as a Trustee.  Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Warren J. Olsen 1200 17th Street, Suite 2650 Denver, Colorado 80202 Year of birth: 1956	Since April 2012*	President and Trustee	Chairman and Chief Executive Officer of First Western Capital Management Company (investment management company) since 2008; Chairman and Chief Executive Officer of First Western Investment Management, Inc. since 2002; and Vice Chairman and Chief Investment Officer of First Western Financial Inc. (private bank) since 2002 Director of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC and the Aetos Capital Long/Short Strategies Fund, LLC	1
Independent Trustees:
David L. Henry 1200 17th Street, Suite 2650 Denver, Colorado 80202 Year of birth: 1956	Since August 2012	Trustee	President of NewWest Management Inc. (private investment management company) since 1998; and General Partner of NewWest Capital Group LLLP (a private investment partnership) since 1998	1
Terry L. Scholes 1200 17th Street, Suite 2650 Denver, Colorado 80202 Year of birth: 1944	Since August 2012	Trustee	Co-Owner of PruettScholes Insurance Group since 2006; Owner of Terry Scholes Insurance 1975 to 2006	1
Executive Officers:
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1957	Since August 2012	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Karen L. Garcia 1200 17th Street, Suite 2650 Denver, Colorado 80202 Year of birth: 1960	Since August 2012	Chief Compliance Officer
Executive Vice President Support Services - First Western Financial, Inc. since June 2003; Chief Compliance Officer for First Western Capital Management Company since December 2008; and Chief Compliance Officer of First Western Investment Management, Inc. since June 2003

Lené Simnioniew 1200 17th Street, Suite 2650 Denver, Colorado 80202 Year of birth: 1962	Since August 2012	Secretary
Corporate Secretary & Legal Administrator - First Western Financial, Inc. since June 2009; Corporate Transactions Paralegal – Republic Financial Corporation from October 2007 to January 2009; Corporate Secretary and Legal Administrator – Centennial Venture from February 2000 to September 2007

Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1969	Since August 2012	Treasurer	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC since 2000.

* Warren J. Olsen, as an affiliated person of First Western Investment Management, Inc, the Fund’s investment  adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) under the 1940 Act.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of August 1, 2012.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
Warren J. Olsen	None	None
Independent Trustees:
David L. Henry	None	None
Terry L. Scholes	None	None

Trustee Compensation.  No director, officer or employee of the Adviser or Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter will receive any compensation from the Fund for serving as an officer or Trustee of the Trust.  Each Trustee who is an Independent Trustee receives from the Fund an annual fee of $10,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides the estimated amount of compensation payable to each of the Trustees during the Fund’s first fiscal year of operations:

Trustee	Aggregate Compensation Paid for Service to the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid for Service to the Fund and Fund Complex
Warren J. Olsen	None	None	None	None
David L. Henry	$10,000	None	None	$10,000
Terry L. Scholes	$10,000	None	None	$10,000

Leadership Structure and Qualifications of Trustees

The Board of Trustees is responsible for oversight of the Fund.  The Trust has engaged the Adviser to oversee the management of the Fund on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust Agreement.  The Board meets at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or at other times.  The Independent Trustees also meet at each quarterly meeting without the presence of any representatives of the Adviser.

Board Leadership.  The Board of Trustees is led by its President, Warren J. Olsen.  Mr. Olsen is an “interested person” of the Trust because he is an officer and director of the Advisor.  Mr. Olsen, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

The Board of Trustees has not appointed a lead “independent trustee.”  It was determined by the Board that due to its size (3 Trustees), the size of the fund complex (one fund) and the relatively straightforward investment strategies utilized by the Fund, it is not necessary to appoint a lead “independent trustee.”  The Independent Trustees believe they are able to consistently work well together and posses the ability to provide appropriate oversight to the operations of the Fund.

Board Committees.   The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) the appointment, retention and oversight of the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act.  Messrs. David L. Henry and Terry L. Scholes are the members of the Committee of Independent Trustees.

Qualifications of the Trustees.   The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified and should serve as such.  In determining that a particular Trustee is qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

• Warren J. Olsen is co-founder of First Western Financial, Inc. and has served as Chairman and Chief Executive Officer of First Western Capital Management Company since June 2008.  Mr. Olsen has served as Chairman and Chief Executive Officer of First Western Investment Management, Inc.  and as Vice Chairman and Chief Investment Officer of First Western Financial Inc. since June 2002.  He holds a B.S. degree in Accounting from Georgetown University and received his J.D. degree from Villanova University School of Law.  He is also a Certified Public Accountant (inactive).  Mr. Olsen currently serves as a board member for Colorado Public Radio and the McDonough School of Business at Georgetown University.    Mr. Olsen also serves as a member of the Board of Managers of the Aetos Capital Multi-Strategy Arbitrage Fund, LLC, the Aetos Capital Distressed Investment Strategies Fund, LLC and the Aetos Capital Long/Short Strategies Fund, LLC (each are registered closed-end funds) since 2003.  Mr. Olsen has served as President and Trustee of the Trust since April 2012. The Board has concluded that Mr. Olsen is suitable to serve as a Trustee because of his past service and experience serving on other boards, his professional investment, accounting and business experience and his academic background.

• David L. Henry is founder and Managing General Partner of NewWest Capital Partners, a private equity firm that focuses on small market buyouts, growth financings and capitalizations, and has served as its President since 1998.  Prior to founding NewWest Capital Partners, Mr. Henry served as Vice President of Finance, Chief Financial Officer and Corporate Secretary of St. Mary Land and Exploration Company, a publicly-traded oil and gas exploration company.  He holds a B.S.E. degree, magna cum laude, in civil and geological engineering from Princeton University.  Mr. Olsen earned an M.B.A. degree in finance from Harvard University.  He currently serves as a board member to Whole Health Products, LLC, SpeedyPin LLC, Himark Group LLC and UVP LLC, each are investments of NewWest Capital Partners.  Mr. Henry has been a Trustee of the Trust since August 16, 2012. The Board has concluded that Mr. Henry is suitable to serve as a Trustee because of his professional investment, accounting and business experience, his experience on other boards and his academic background.

• Terry L. Scholes is co-owner of PruettScholes Insurance Group (an independent insurance agency), formerly The Terry Scholes Agency, which was established in 1975.  He holds a degree in Business from the University of Wyoming.  Mr. Scholes has over 46 years of experience in financial planning and insurance design.  He currently serves as a board member for multiple civic organizations.  Mr. Scholes has been a Trustee of the Trust since August 16, 2012.  The Board has concluded that Mr. Scholes is suitable to serve as a Trustee because of his business and financial planning experience, his experience on other boards and his academic background.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC.  These references do not constitute holding out that the Board as a whole, or any individual Trustee, has special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any Trustee or on the Board.

Risk Oversight.   An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Fund is subject to a number of risks, such as investment risk, valuation risk, operational risk, credit risk, interest risk and legal, compliance and regulatory risk.  The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Fund, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Committee of Independent Trustees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer (the “CCO”), to report to the Board on a variety of matters at regular and special meetings.  The Board and the Committee of Independent Trustees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly update from the CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Board also receives quarterly reports from the Adviser and the administrator on the investments and securities trading of the Fund, including the Fund’s investment performance, as well as reports regarding the valuation and credit ratings of the Fund’s securities and other operational and compliance matters.  In addition, in its annual review of the Fund’s Management Agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  They also are provided with copies of the administrator’s reports on internal controls, which cover its fund accounting and transfer agency operations.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the Trust’s operations and the effectiveness of its committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects.  Some risks are simply beyond the control of the Trust, the Adviser or its affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities.  Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices.  Transactions on stock exchanges involve the payment of negotiated brokerage commissions.  Transactions in the over-the-counter markets are generally principal transactions with dealers.  With respect to the over-the-counter markets, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.  The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing its other advisory accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the provision of such research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Management Agreement.

While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers. The Fund has no obligation to deal with any broker or dealer in the execution of its transactions.

Under the 1940 Act, persons affiliated with the Adviser may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities.  Therefore, an affiliate of the Adviser will not serve as the Fund’s dealer in connection with over-the-counter transactions.  However, an affiliate may serve as the Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

The Fund will not enter into any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services.  The Management Agreement provides that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund.  In determining the commissions to be paid to an affiliate, it is the policy of the Fund that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by an affiliate on comparable transactions for its most favored unaffiliated customers, except for customers of an affiliate considered by a majority of the Independent Trustees not to be comparable to the Fund.

The Management Agreement does not provide for a reduction of the Adviser’s fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund.  While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms.

An affiliate will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

Code of Ethics.    The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 under the 1940 Act.  The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund.  You may obtain a copy of the Codes of Ethics from the Securities and Exchange Commission.

POLICY REGARDING THE SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

•
Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted by the Fund’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•
The Adviser posts a listing of the Fund’s 10 largest holdings as of the end of each calendar quarter at www.fwcapmgmt.com.  This listing is typically available at the website within approximately 15 days of the end of the calendar quarter.  The listing of the 10 largest holdings is available to the general public.

•
Information regarding Portfolio Securities and other information regarding the investment activities of the Fund may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.  Currently, the Fund is providing portfolio information to four different rating or ranking organizations.  These organizations offer various services to investors.  Each disclosure arrangement has been reviewed by the Trust’s CCO.  The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund.  Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  Lipper indicates that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, shares/par, market value
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poor’s	CUSIP, description, shares/par, market value, coupon, maturity date, % of total net assets
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  Standard & Poor’s indicates that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities, and Standard & Poor’s employees must certify annually that they have followed this code of business conduct.
None

The CCO has concluded that providing information relating to Portfolio Securities to these rating or ranking organizations does not pose a significant risk to the Fund or its shareholders.

•
The Fund's policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Fund service providers.  Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of information relating to Portfolio Securities.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and transfer agent	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Auditor	During annual audit	Ethical
Legal counsel (Sullivan & Worcester LLP)	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters (FGS, Inc. and FilePoint EDGAR Services, LLC)	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. Printer receives portfolio on or about time filed with the SEC – approximately 60 days old by the time received
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical

The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above, including those where contractual obligations between the Fund and the party do not exist.

•
The CCO may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports) may be disclosed.  The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund.  The CCO must inform the Board of Trustees of any such arrangements that are approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•
The CCO resolves all conflicts of interest with regards to disclosure of information relating to Portfolio Securities.  However, if the CCO is conflicted as well, the CCO will present the issue to the full Board of Trustees for determination.  In instances where the CCO resolves the conflict, the CCO will provide a report to the Board of Trustees describing the conflict of interest and why the CCO either allowed or prohibited the disclosure. This report is presented at the next regularly scheduled Board of Trustees meeting.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

The CCO is required to inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to the Fund’s policy, and the rationale supporting such approval.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of the Fund is determined as of the end of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value.  The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Fixed income securities are valued at their market value when reliable market quotations are readily available.  The Fund typically uses a pricing service to determine the market value of the Fund’s fixed income securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value.

The value of non-dollar denominated portfolio securities held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values based on exchange rates supplied by a quotation service, if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution.  Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund.

Equity securities are valued at their market value when reliable market quotations are readily available.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price.

Equity, total return and commodity swap contracts are valued at fair value, based on the price of the underlying referenced instrument.  Credit default swaps are valued daily primarily using independent pricing services or market makers.  Interest rate swap contracts are valued at fair value as determined by an independent pricing service based on various valuation models which consider the terms underlying contracts and market data inputs received from third parties.

When reliable market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

INVESTMENT PERFORMANCE

The Fund may periodically advertise “average annual total returns.”  Average annual total returns, as defined by the Securities and Exchange Commission, are computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T)n = ERV

Where:	P =	a hypothetical $1,000 initial investment
T =	average annual total return
n =	number of years
ERV =	ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.  If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

The Fund may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund may also advertise performance information (a “non-standardized quotation”) which is calculated differently from average annual total return.  A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return.  In addition, a non-standardized quotation may be a cumulative total return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A non-standardized quotation of total return will always be accompanied by the Fund’s average annual total return as described above.

The Fund’s investment performance will vary depending upon market conditions, the composition of the Fund’s portfolio and operating expenses of the Fund.  These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund’s performance to those of other investment companies or investment vehicles.  The risks associated with the Fund’s investment objective, policies and techniques should also be considered.  At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any past performance will continue.

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the fixed income market in general.  These may include the Consumer Price Index or indices provided by Barclays Capital or Russell Investments.

In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper or Morningstar, Inc.  The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund.  Performance rankings and ratings reported periodically in national financial publications such as Barron’s and Fortune also may be used.

ADDITIONAL TAX INFORMATION

The Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986 (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code.  If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income.  In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimus exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Such dividends are scheduled to be taxed at ordinary income rates starting in 2013.  It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period.  The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares.  For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction”.  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning.  Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

PROXY VOTING POLICIES AND PROCEDURES

The Trust and the Adviser have each adopted Proxy Voting Policies and Procedures.  The Trust’s policies delegate the responsibility of voting Fund proxies to the Adviser.  The Adviser’s Proxy Voting Policies and Procedures describe how it intends to vote proxies relating to the Fund’s portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 will be available without charge upon request by calling 1-800-292-6775, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian of the Fund’s investments.  The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Management Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	files the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--	assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Fund up to $250 million; 0.75% of such assets between $250 million and $500 million; and 0.05% of such assets in excess of $500 million; subject, however, to a monthly minimum of $2,500.  However, this monthly minimum fee is discounted to $2,000 per month during the first year of operations and is discounted to $2,250 per month during the second year of operations.  The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month.  However, this monthly base fee is discounted to $2,000 per month for the first year of operations and is discounted to $2,250 per month for the second year of operations.  The Fund Accounting Fee is also subject to an asset based fee charged at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rates of $20 per direct shareholder account and $15 per NSCC FundSERV account.  The Transfer Agent fees are subject to a minimum fee of $1,500 per month.  Certain discounts will apply if the Fund has less than 100 shareholders.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until August 16, 2014.  The Service Agreements, unless otherwise terminated as provided therein, are thereafter renewed automatically for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2013.  BBD, LLP performs an annual audit of the Fund’s financial statements and provides tax services as requested.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and the Independent Trustees.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement has an initial two year term and provides that, unless sooner terminated, it will continue in effect thereafter so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the Fund’s outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

FINANCIAL STATEMENTS

The financial statements of the Fund as of August 21, 2012, which have been audited by BBD, LLP, are set forth on the following pages.

The First Western Funds Trust
First Western Fixed Income Fund
Statement of Assets and Liabilities
As of August 21, 2012

ASSETS
Cash	$100,000
Prepaid offering costs	19,433
TOTAL ASSETS	119,433

LIABILITIES
Payable to the Adviser for reimbursement of offering costs	(19,433)
TOTAL LIABILITIES	(19,433)

Net assets for shares of beneficial
interest outstanding	$100,000

Shares outstanding (no par value, unlimited number
of shares authorized)	10,000

Net asset value, offering and redemption price per share	$10.00

Net assets consist of:
Paid-in capital	$100,000

The accompanying notes are an integral part of these financial statements.

The First Western Funds Trust
First Western Fixed Income Fund
Statement of Operations
For the period ended August 21, 2012

INVESTMENT INCOME	$-

EXPENSES
Organization costs	30,253
Reimbursement of expenses by Adviser	(30,253)
NET EXPENSES	-

NET INVESTMENT INCOME	$-

The accompanying notes are an integral part of these financial statements.

The First Western Funds Trust
First Western Fixed Income Fund
Notes to the Financial Statements
As of August 21, 2012

(1)	ORGANIZATION
First Western Fixed Income Fund (the “Fund”) is a diversified series of The First Western Funds Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 2, 2012.  The Fund seeks total return.  On August 21, 2012, 10,000 shares of the Fund were issued for cash, at $10.00 per share to First Western Capital Management Company (the “Adviser”), the investment adviser to the Fund.  Certain officers of the Adviser are also officers of the Trust. The Fund has had no operations except for the initial issuance of shares.

(2)	ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

All costs incurred by the Fund in connection with its organization and offering of shares have been advanced by the Adviser subject to repayment as described in Note 3.  Organizational costs were charged to expenses as incurred.  Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized over a 12 month period using the straight line method.

Federal Taxes: The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to Federal income or excise tax.

The First Western Funds Trust
First Western Fixed Income Fund
Notes to the Financial Statements (Continued)
As of August 21, 2012

(3)	INVESTMENT ADVISORY AGREEMENT
For its services, the Fund will pay the Adviser an investment advisory fee computed at the annual rate of 0.50% of the Fund’s average daily net assets.  The Fund is responsible for its own operating expenses.  The Adviser has contractually agreed until at least January 1, 2016 to reduce its investment advisory fees and to pay the Fund’s operating expenses to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to 0.60% of the Fund’s average daily net assets.  Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation ($30,809 as of August 21, 2012), are subject to repayment by the Fund, for a period of three years following the fiscal year in which such fees were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limit.

(4)	CONTINGENCIES AND COMMITMENTS
The Fund indemnifies the Trust’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements in unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

(5)	SUBSEQUENT EVENTS
The Fund is required to recognize in these financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The First Western Funds Trust and the Shareholder of First Western Fixed Income Fund

We have audited the accompanying statement of assets and liabilities and the related statement of operations of First Western Fixed Income Fund, a series of shares of beneficial interest of The First Western Funds Trust (“the Fund”), as of August 21, 2012. The financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position and operations of the Fund as of August 21, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 30, 2012

Appendix A

(CREDIT RATING DESCRIPTIONS)

The various ratings used by Moody’s and Standard & Poor’s are described below.  A rating by a nationally recognized statistical rating organization (“NRSRO”) represents the organization’s opinion as to the credit quality of the security.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The ratings of Moody’s and Standard & Poor’s for corporate bonds and convertible debt in which the Fund may invest are as follows:

Moody’s Investors Service, Inc.

Aaa – Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged”.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A – Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa – Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B – Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C – Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor’s Ratings Group

AAA – Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA – Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A – Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB – Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC and CC – Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C – The rating C is reserved for income bonds on which no interest is being paid.

D – Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

The ratings of Moody’s and Standard & Poor’s for preferred stocks in which the Fund may invest are as follows:

Moody’s Investors Service, Inc.

aaa – An issue which is rated aaa is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa – An issue which is rated aa is considered a high-grade preferred stock.  This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a – An issue which is rated a is considered to be an upper-medium grade preferred stock.  While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa – An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Standard & Poor’s Ratings Group

AAA – This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA – A preferred stock issue rated AA also qualifies as a high-quality fixed-income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A – An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB – An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Appendix B

THE FIRST WESTERN FUNDS TRUST

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to rules established by the Securities and Exchange Commission (the “Commission”), under the Investment Company Act of 1940, as amended, the Board of Trustees of The First Western Funds (the “Trust”) has adopted the following formal, written guidelines for proxy voting by the Trust.  The Board of Trustees of the Trust oversees voting policies and decisions for each series of the Trust (the “Funds”).

Each Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, the Board of Trustees of the Trust believes that each Fund’s investment adviser (the “Adviser”), which selects the individual companies that are part of the Fund’s portfolio, is the most knowledgeable and best suited to make decisions about proxy votes.  Therefore, the Trust defers to and relies on the Adviser to make decisions on casting proxy votes.

In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Audit Committee of the Board of Trustees to enable the Committee to make a voting decision.  When the Audit Committee is required to make a proxy voting decision, only the Committee members without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

A copy of these Proxy Voting Policies and Procedures are available, without charge, upon request, by calling the Trust’s toll-free telephone number at (888) 456-9518, and will be made available on the Commission’s website at http://www.sec.gov.  The Trust will send a copy of the Trust’s Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund.  Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

●	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

FIRST WESTERN INVESTMENT MANAGEMENT, INC

PROXY VOTING POLICIES AND PROCEDURES

Policy

Unless the parties otherwise agree in writing, First Western Capital Management Company. (“FWCM”) shall have no obligation or authority to take any action or render any advice with respect to the voting of proxies solicited by or with respect to issuers of securities held by a client.  If the Adviser has agreed to vote proxies on behalf of a client, FWCM, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

FWCM has contracted with Broadridge to receive proxy materials and vote proxies electronically via ProxyEdge, Broaddrige’s browser-based proxy voting system.

The Chief Compliance Officer (“CCO”) has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures

Procedures

•	All employees will forward any proxy materials received on behalf of clients to the CCO;
•	The CCO will determine which client accounts hold the security to which the proxy relates;
•
Absent material conflicts, the CCO will determine how FWCM should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

•
FWCM will provide in its Disclosure Document a summary of this proxy voting policy including a statement that clients may request information regarding how FWCM voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.
•
In response to any request the CCO will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how FWCM voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

In the absence of specific voting guidelines from the client, FWCM will vote proxies in the best interests of each particular client. Because votes will be cast in a manner consistent with each client’s best economic interests, it is anticipated that all proxies from a specific issuer will be voted the same way for all clients absent qualifying restrictions from a particular client. Clients are permitted to place reasonable restrictions on FWCM’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•
FWCM will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

•	FWCM will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
•	In reviewing proposals, FWCM will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

FWCM will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of FWCM with the issuer of each security to determine if FWCM or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the CCO will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

FWCM will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

The CCO shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;
•	Proxy Statements, Annual Reports, and Proposals received regarding client securities;
•	A record of each vote that FWCM casts;
•	Any document FWCM created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

•	A copy of each written request from a client for information on how FWCM voted such client’s proxies, and a copy of any written response.

The CCO may rely on proxy statements, annual reports and proposals filed on the SEC EDGAR system instead of keeping his own copies.

Client Information

A copy of these Proxy Voting Policies and Procedures is available to our clients, upon request, by calling (310) 229-2940, and on our website at www.fwcapmgmt.com. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.